UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2007

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797

(Address of principal executive offices, including zip code)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 26, 2007, Veeco Instruments Inc. issued a press release announcing that it had entered into separate privately negotiated agreements with certain holders of its outstanding 4.125% Convertible Subordinated Notes due 2008 (the “Outstanding Notes”) under which such holders agreed to exchange $12.4 million aggregate principal amount of the Outstanding Notes for approximately $12.3 million aggregate principal amount of the Company’s 4.125% Convertible Subordinated Notes due April 15, 2012 (the “New Notes”). These exchange transactions, which are on the same terms as the exchange transactions announced by Veeco on April 16, 2007 and completed on April 20, 2007, are expected to close on May 1, 2007. As a result of these exchanges and the prior exchanges, approximately $25.2 million of Outstanding Notes and approximately $117.8 million of New Notes will remain outstanding. A copy of the press release announcing the exchange is furnished as Exhibit 99.1 to this report. Copies of the form of the exchange agreement executed by Veeco and the holders of the Outstanding Notes participating in this exchange and the first supplemental indenture relating to the New Notes were previously filed by the Company as exhibits to its Current Report on Form 8-K filed on April 20, 2007.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Veeco Instruments Inc. (“Veeco”) plans to attend certain investor meetings on May 1, 2007. A copy of Veeco’s presentation for these meetings is furnished as Exhibit 99.2 to this report and will be available on Veeco’s website (www.veeco.com) prior to or simultaneously with the first of these meetings.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco Instruments Inc. dated April 26, 2007.

99.2	Veeco Instruments Inc. - Investor Presentation dated April 30, 2007.

The information in this report, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

May 1, 2007	By:	/s/ Gregory A. Robbins
Gregory A. Robbins
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco Instruments Inc. dated April 26, 2007.

99.2	Veeco Instruments Inc. - Investor Presentation dated April 30, 2007.